UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                   FORM 8-K/A

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported):
                      November 19, 2004 (August 10, 2004)


                                RG Americas, Inc.
                          f/k/a Invvision Capital, Inc.
             (Exact name of registrant as specified in its charter)


           Nevada                         0-80429                75-2823489
--------------------------------------------------------------------------------
(State or other jurisdiction of   (Commission File Number)      (IRS Employer
        incorporation)                                       Identification No.)

    2100 Valley View Lane, Suite 100
                Dallas, TX                                            75234
                ----------                                           ------
(Address of principal executive offices)                           (Zip Code)


Registrant's telephone number, including area code:  (972)-919-4774
                                                     --------------


(Former name or former address, if changed since last report): Not Applicable


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ITEM 2.01 COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

      On August 10, 2004, RG America, Inc., f/k/a Invvision Capital, Inc., a Nevada corporation (the "Registrant"), previously disclosed the acquisition of all of the common stock of Practical Business Solutions 2000, Inc. ("PBS" or "Seller"). The aggregate purchase was $350,000.00, which payment consisted of one million (1,000,000) restricted shares of Registrant's $0.0001 par value Common Stock. The terms included (1) an agreement by Seller to escrow three hundred thirty-three thousand three hundred thirty three (333,333) of the purchase consideration shares for a period of two (2) years to satisfy certain potential indemnifiable claims and (2) an agreement by Registrant to grant registration rights for the resale of thirty five thousand one hundred (35,100) of the purchase consideration shares.

      The foregoing summary is qualified in its entirety by reference to the full text of the Stock Purchase Agreement, Acceptance Agreement, Form of Registration Rights Agreement and Form of Escrow Agreement previously filed on form 8-K, which is incorporated herein by reference.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

                                    Exhibits.
                                    --------

Exhibit No.       Description
-----------       -----------

99.1 Practical Business Solutions 2000, Inc. Financial Statements as of and for the year ended December 31, 2003 (With Independent Auditors' Report Thereon) and as of and for the six-month period ended June 30, 2004.

99.2 RG America, Inc. f/k/a Invvision Capital, Inc. Unaudited Pro Forma Condensed Consolidated Balance Sheet dated June 30, 2004.

99.3 RG America, Inc. f/k/a Invvision Capital, Inc. Unaudited Pro Forma Condensed Consolidated Statement of Operations for the six months ended June 30, 2004.

99.4 RG America, Inc. f/k/a Invvision Capital, Inc. Unaudited Pro Forma Condensed Consolidated Statement of Operations for the year ended December 31, 2003.

99.5 RG America, Inc. f/k/a Invvision Capital, Inc. Unaudited Pro Forma Notes to the Condensed Consolidated Financial Statements.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                RG America, Inc.


Dated:  November 19, 2004                       By: /s/ Bruce A. Hall
                                                    ----------------------------
                                                Name:    Bruce A. Hall
                                                Title:   Chief Financial Officer